Exhibit 10.1

First Amendment to
Securities Purchase Agreement

This First Amendment to Securities Purchase Agreement (this “Amendment”) is made this 20th day of December, 2006, among SatCon Technology Corporation, a Delaware corporation (the “Company”), and the entities identified on the signature pages hereto.  Such entities are among the “Purchasers” under the Original Agreement (as defined below).

                WHEREAS, the Company and the Purchasers are parties to that certain Securities Purchase Agreement, dated as of July 19, 2006 (the “Original Agreement”), pursuant to which, among other things, the Purchasers agreed to purchase from the Company, and the Company agreed to issue and sell to the Purchasers, certain securities of the Company, consisting of Notes, Warrant A’s and Warrant B’s;

                WHEREAS, pursuant to Section 7.5 of the Original Agreement, the Original Agreement may be amended by the Company and holders collectively holding 66% of the aggregate principal amount outstanding under the Notes;

                WHEREAS, the Purchasers that are executing this Amendment represent holders collectively holding at least 66% of the aggregate principal amount outstanding under the Notes; and

                WHEREAS, the parties hereto desire to amend the Original Agreement to revise the definition of “Excluded Stock” thereunder to include the Company’s issuance of up to 1.1 million shares of the Company’s Common Stock in connection with the early termination of the lease for Company’s facilities in Worcester, MA.

                NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Original Agreement.

2. The definition of “Excluded Stock” set forth in the Original Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

                “Excluded Stock” means the issuance of (A) Common Stock upon exercise or conversion of any options or other securities described in Schedule 3.1(g) (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule), including payments of dividends on the Company’ outstanding shares of Series B Convertible Preferred Stock in the form of Common Stock; (B) Common Stock or Common Stock Equivalents in connection with any issuance of shares or grant of options to employees, officers, directors or consultants of the Company pursuant to any stock option plan or employee benefit plan described in Schedule 3.1(g) or hereafter adopted or amended by the Company and approved by its shareholders or in respect of the issuance of Common Stock upon exercise of any such options; (C) Common Stock or Common Stock Equivalents upon exercise, conversion or redemption of the Securities, or as payment of principal or interest on the Notes, or upon exercise of warrants issued to the placement agent in connection with the placement of the Securities; (D) securities issued as a result of any stock split, stock dividend, reclassification, reorganization or similar event with respect to the Common Stock; (E) Common Stock or Common Stock Equivalents in connection with a merger, consolidation and/or acquisition of an entity, business or assets (not primarily for the purpose of obtaining cash); (F) Common Stock or Common Stock Equivalents pursuant to a bona fide firm commitment underwritten public offering  with a nationally recognized underwriter (excluding any equity lines) in an aggregate offering amount greater than $20,000,000; (G) Common Stock or Common Stock Equivalents in connection with a bona fide joint venture, strategic partnership or strategic alliance the primary purpose of which is not to raise cash; and (H) up to 1.1 million shares of Common Stock to be issued no later than January 19, 2007 that will be used as full payment in connection with the early termination of the Company’ lease for the Company’s facilities located in Worcester, MA.

3. The Company agrees that the “Expiration Date” for each Warrant B held by the Purchasers is hereby extended to August 31, 2007.

4. As amended by this Amendment, the Original Agreement is in all respects ratified and confirmed, and as so amended by this Amendment, the Original Agreement shall be read, taken and construed as one in the same instrument.

5. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Amendment.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

SATCON TECHNOLOGY CORPORATION

By:	/s/ David E. O’Neil
Name: David E. O’Neil
Title: VP of Finance and Treasurer

[SIGNATURE PAGE OF INVESTORS FOLLOWS]

[SIGNATURE PAGES OF INVESTORS TO AMENDMENT]

IROQUOIS MASTER FUND, LTD.

By:	/s/ Joshua Silverman
Name:	Joshua Silverman
Title:	Authorized Signatory

Note Principal Amount: $2,500,000

ROCKMORE INVESTMENT MASTER FUND LTD

By:
Name:
Title:

Note Principal Amount: $1,500,000

HIGHBRIDGE INTERNATIONAL LLC

By:	Highbridge Capital Management, LLC

By:	/s/ Adam J. Chill
Name:	Adam J. Chill
Title:	Managing Director

Note Principal Amount: $1,000,000

NITE CAPITAL LP

By:	/s/ Keith A. Goodman
Name:	Keith A. Goodman
Title:	Manager of the General Partner

Note Principal Amount: $600,000

RHP MASTER FUND, LTD

By:	Rock Hill Investment Management, L.P.

By:	RHP General Partner, LLC

By:	/s/ Keith Marlowe
Name:	Keith Marlowe
Title:	Director

Note Principal Amount: $1,000,000

BRISTOL INVESTMENT FUND, LTD.

By:
Name:
Title:

Note Principal Amount: $650,000

HUDSON BAY FUND, LP

By:	/s/ Yoav Roth
Name:	Yoav Roth
Title:	Principal and Portfolio Manager

Note Principal Amount: $800,000

HUDSON BAY OVERSEAS FUND, LTD

By:	/s/ Yoav Roth
Name:	Yoav Roth
Title:	Principal and Portfolio Manager

Note Principal Amount: $200,000

CAPITAL VENTURES INTERNATIONAL

By:	Heights Capital Management, Inc., its authorized agent

By:	/s/ Sam Winer
Name:	Sam Winer
Title:	Investment Manager

Note Principal Amount: $2,100,000

ENABLE GROWTH PARTNERS LP

By:	/s/ Adam Epstein
Name:	Adam Epstein
Title:	Principal

Note Principal Amount: $750,000

ENABLE OPPORTUNITY PARTNERS LP

By:	/s/ Adam Epstein
Name:	Adam Epstein
Title:	Principal

Note Principal Amount: $150,000

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC, ENA

By:	/s/ Adam Epstein
Name:	Adam Epstein
Title:	Principal

Note Principal Amount: $100,000

ALPHA CAPITAL ANSTALT

By:
Name:
Title:

Note Principal Amount: $650,000